UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2024

BioNexus Gene Lab Corp.
(Exact name of Company as specified in charter)

Wyoming	333-229399	35-2604830
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Unit 2, Level 10, Tower B, Avenue 3 The Vertical Business Suite II Bangar South No. 8 Jalan Kerinchi Kuala Lumpur, Malaysia, 59200

(Address of Principal Executive Offices) (Zip code)

+1 307 241 6898

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	Nasdaq Capital Market

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 6, 2023, BioNexus Gene Lab Corp. (the “Company”) reported that it received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) regarding the Company’s failure to comply with Nasdaq Continued Listing Rule (“Rule”) 5550(a)(2), which requires listed securities to maintain a minimum bid price of $1.00 per share. A failure to comply with Rule 5550(a)(2) exists when listed securities fail to maintain a closing bid price of at least $1.00 per share for 30 consecutive business days.

Under Rule 5810(c)(3)(A), the Company automatically was provided a period of 180 calendar days, until May 6, 2024, to regain compliance.

The Company requested in writing an additional 180-calendar day compliance period after the expiration of the Initial Period to regain compliance with the Nasdaq requirements and informed Nasdaq of its intention to cure the deficiency during any second compliance period extension by effecting a reverse stock split, if necessary.

On May 8, 2024, the Company received notification from NASDAQ that, after an analysis of the requirements under Nasdaq Listing Rule 5810 (c)(3)(A), the Staff determined that the Company is eligible for an additional 180 calendar day extension period (the “Additional Period”), or until November 4, 2024. If at any time during this 180-day period the closing bid price of the Company’s securities is at least $1.00 for a minimum of ten consecutive business days, the Company’s compliance will be regained.

In the event that the Company is not able to cure the bid price deficiency during the Additional Period, the Staff will provide written notice that the Common Stock will be delisted; however, the Company may request a hearing before the Nasdaq Hearings Panel (the “Panel”), which request, if timely made, would stay any further suspension or delisting action by the Staff pending the conclusion of the hearing process and expiration of any extension that may be granted by the Panel.

Although the Company will use all reasonable efforts to achieve compliance with Rule 5550(a)(2), there can be no assurance that the Company will be able to regain compliance with that rule or will otherwise be in compliance with other Nasdaq listing criteria.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONEXUS GENE LAB CORP.

Date: May 9, 2024	By:	/s/ Su-Leng Tan Lee
	Name:	Su-Leng Tan Lee
	Title:	Chief Executive Officer

3